SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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APTIMUS, INC.
______________________________________________________________________________
(Name of Registrant as Specified in Its Charter)

______________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APTIMUS, INC.
100 Spear Street, Suite 1115
San Francisco, CA 94105

Telephone: (415) 896-2123   Facsimile: (415) 896-2561

April 27, 2005

Dear Shareholder:

On behalf of Aptimus, Inc. (the “Company”), I cordially invite you to attend the 2005 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 2:00 p.m. on Wednesday, June 8, 2005 at the Company’s offices, 100 Spear Street, Suite 1115, San Francisco, California 94105.

At the Annual Meeting, the shareholders will be asked to:

1.	elect four (4) directors to the Company’s Board of Directors (the “Board”); and

2.	ratify the Company’s selection of Moss Adams LLP as the Company’s independent accountants for the fiscal year ending December 31, 2005.

More information regarding the business to be conducted at the Annual Meeting is included in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The Board unanimously recommends that shareholders vote “FOR” these two proposals.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we hope that you will have your shares represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

On behalf of the Board, I would like to express our appreciation for your support of the Company. We look forward to seeing you at the meeting.

Sincerely, Timothy C. Choate Chairman, President and Chief Executive Officer

APTIMUS, INC.
100 Spear Street, Suite 1115
San Francisco, CA 94105
_____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 8, 2005

To The Shareholders of Aptimus, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Aptimus, Inc., a Washington corporation (the “Company”), will be held on Wednesday, June 8, 2005 at 2:00 p.m. local time, at the Company’s offices located at 100 Spear Street, Suite 1115, San Francisco, California 94105 for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.
To elect four (4) directors to the Company’s Board of Directors to serve until the 2006 Annual Meeting of Shareholders or until their earlier retirement, resignation or removal, and the appointment or election of their successors, if any, as the case may be;

2.	To ratify the Company’s selection of Moss Adams LLP as the Company’s independent accountants for the fiscal year ending December 31, 2005; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only holders of record of the Company’s common stock at the close of business on April 22, 2005 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. A list of shareholders as of that date will be available at the meeting and for ten (10) days prior to the meeting at the Company’s principal executive offices located at 100 Spear Street, Suite 1115, San Francisco, CA 94105.

BY ORDER OF THE BOARD OF DIRECTORS Timothy C. Choate Chairman, President and Chief Executive Officer

San Francisco, California
April 27, 2005

Your vote is important!

All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, we urge you to complete, sign, date and return the enclosed proxy as promptly as possible to ensure your representation at the meeting. A postage-prepaid envelope is also enclosed for that purpose. Sending in your proxy will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

The proxy statement that accompanies this Notice of Annual Meeting of Shareholders contains material information regarding the matters to be considered at the Annual Meeting, and should be read in conjunction with this Notice.

APTIMUS, INC.
100 Spear Street, Suite 1115
San Francisco, CA 94105
_____________________

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 8, 2005

ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

General

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Aptimus, Inc., a Washington corporation (the “Company”), for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 2:00 p.m. local time on Wednesday, June 8, 2005 at the Company’s offices located at 100 Spear Street, Suite 1115, San Francisco, California 94105 and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, a proxy card and the Annual Report of the Company, which includes financial statements for its fiscal year ended December 31, 2004, are being sent to all shareholders of record as of the close of business on April 22, 2005 on or about May 9, 2005. Although the Annual Report and this Proxy Statement are being mailed together, the Annual Report is not part of this Proxy Statement.

Quorum and Voting Rights

At the close of business on April 22, 2005, there were 6,395,326 shares of common stock, no par value (the “Common Stock”), of the Company issued and outstanding. There are no other classes of voting stock of the Company issued and outstanding. Only holders of record of the shares of Common Stock outstanding at such time will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. The presence at the meeting of at least a majority of such shares, either in person or by proxy, shall constitute a quorum for the transaction of business. Broker non-votes and shares held by persons abstaining will be counted in determining whether a quorum is present. Proxies are solicited to give all shareholders who are entitled to vote on the matters that come before the meeting the opportunity to do so, whether or not they choose to attend the meeting in person. If a quorum is not present or represented at the Annual Meeting, the shareholders present at the Annual Meeting or represented by proxy have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented. At any such adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

If you are a shareholder of record, you may vote by using the proxy card enclosed with this Proxy Statement. When your proxy card is returned properly signed, the shares represented will be voted according to your directions. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. The proposals are identified by number and a general description on the proxy card. Please review the voting instructions on the proxy card and read the text of the proposals and the position of the Board in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendations of the Board on that proposal. For the reasons stated in more detail later in the Proxy Statement, the Board recommends a vote (i) “FOR” the individuals nominated to serve as directors; and (ii) “FOR” the ratification of the company’s selection of Moss Adams LLP as the Company’s accountants for the fiscal year ending December 31, 2005.

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If any other matters are properly presented for action, however, the proxies named on the proxy card will be authorized by your proxy to vote on those other matters in their discretion.

On each matter properly brought before the meeting, shareholders of record will be entitled to one vote for each share of Common Stock held. Shareholders do not have the right to cumulate their votes in the election of directors. Under Washington law and the Company’s Second Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, if a quorum exists at the meeting: (i) the nominees for directors who receive the greatest number of votes cast in the election of directors will be elected; and (ii) the ratification of the Company’s selection of Moss Adams LLP as the Company’s independent accountants for the fiscal year ending December 31, 2005 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it.

Shareholders may abstain from voting for the nominees for director and in an uncontested election of directors, any action other than a vote for a nominee will have no effect, assuming the presence of a quorum. Abstention from voting on the proposal to ratify the selection of Moss Adams LLP as the independent accountants will have no effect, as approval of this proposal is based solely on the number of votes actually cast.

Brokerage firms and other intermediaries holding shares of Common Stock in street names for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, brokerage firms and other intermediaries will generally have discretion to vote their customers’ shares in the election of directors. The failure of a brokerage firm or other intermediary to vote its customers’ shares on the proposal for the election of directors or ratification of independent accountants will have no effect on any proposal as approval of each proposal is based solely on the number of votes actually cast.

Revocability of Proxies

If you execute a proxy, you may revoke it by taking one of the following three actions: (i) by giving written notice of the revocation to the Secretary of the Company at its principal executive offices prior to the commencement of shareholder voting at the Annual Meeting on Wednesday, June 8, 2005; (ii) by executing a proxy with a later date and delivering it to the Secretary of the Company at its principal executive offices prior to the commencement of shareholder voting at the Annual Meeting on Wednesday, June 8, 2005; or (iii) by personally attending and voting at the meeting.

Solicitation Of Proxies

The Company will bear the expense of preparing, printing and distributing proxy materials to its shareholders. The Company has incurred minimal costs related to this proxy solicitation to date, but anticipates it will incur approximately $7,500 in the future related to the proxy preparation, distribution and collection process. In addition to solicitations by mail, a number of regular employees of the Company may solicit proxies on behalf of the Board in person or by telephone. The Company will reimburse brokerage firms and other intermediaries for their expenses in forwarding proxy materials to beneficial owners of the Common Stock.

Shareholder Proposals for 2006 Annual Meeting

Proposals of eligible shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2006 Annual Meeting of Shareholders (the “2006 Annual Meeting”) and that shareholders desire to have included in the Company’s proxy materials relating to such meeting must be received by the Secretary of the Company, at the Company’s principal executive officers, no later than January 10, 2006 which is 120 calendar days prior to the anniversary of this year’s mail date, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

To qualify as an “eligible” shareholder, a shareholder must have been a record or beneficial owner of at least one percent (1%) of the Company’s outstanding Common Stock, or shares of Common Stock having a market value of at least $2,000, for a period of at least one (1) year prior to submitting the proposal, and the shareholder must continue to hold the shares through the date on which the meeting is held.

Securities and Exchange Commission (the “SEC”) rules establish a deadline for submission of shareholder proposals that are not intended to be included in the Company’s proxy statement with respect to discretionary voting (the “Discretionary Vote Deadline”). The Discretionary Vote Deadline for the 2006 Annual Meeting is February 9, 2006 (90 calendar days prior to the anniversary for the mailing date of this proxy statement). If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the 2006 Annual Meeting.

The Company has not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The directors to be elected at the Annual Meeting will serve on the Board until the 2006 Annual Meeting of Shareholders or until their earlier retirement, resignation or removal and the election of their successors, if any. Timothy C. Choate, Robert W. Wrubel, John B. Balousek, and Eric Helgeland who constitute the four (4) current directors of the Company, have all been nominated by the Board for election at the Annual Meeting. The accompanying proxy will be voted for these nominees, except where you indicate otherwise or authority to so vote is withheld. Should any of these individuals be unable to serve, the proxy will be voted for such person(s) as is designated by the Board.

Nominees for Director

Timothy C. Choate

With more than 16 years of management experience in the Internet and computer industries, Timothy C. Choate has been Chairman, President and CEO of Aptimus since 1998. Prior to Joining Aptimus, Mr. Choate served as a Vice President of Micro Warehouse. In 1994, he co-founded Online Interactive, Inc., the former parent company of Aptimus, and was its Chairman, President and CEO until June 1997. Before 1994, Mr. Choate was President of Softdisk Publishing LLC, a software publishing company. His experience includes working as senior marketing manager at Prodigy, an Internet access and content provider; and developing and launching the New Products Division for Business Week, a division of the McGraw-Hill Companies, Inc. Mr. Choate serves on the board of directors of the Julia Morgan Center for the Arts, a center for arts performance and education programs, and is a past director of several for profit corporations. Mr. Choate earned a Bachelor of Science in economics, with a concentration in marketing and entrepreneurial management, from the Wharton School of Business at the University of Pennsylvania.

John B. Balousek

John B. Balousek has served as a director since February 1999. In 1998 Mr. Balousek co-founded PhotoAlley.com, an online retailer of photographic equipment, supplies and services. From 1979 to 1997, Mr. Balousek served in various positions, including President and Chief Operating Officer and director of Foote, Cone & Belding Communications, Inc., a global advertising and communications company. In 1996, Mr. Balousek served as Chairman and Chief Executive Officer of True North Technologies, a digital and interactive service of True North Communications, Foote, Cone & Belding’s parent company. In addition to Aptimus, Mr. Balousek currently serves as a director for Central Garden and Pet. Co., a publicly-held manufacturer, marketer and distributor of garden supplies and pet products; Interland Corp., a publicly-held Internet hosting and business services company; EDB Holdings, Inc., a privately-held holding company; and Master Replicas, a privately-held manufacturer, marketer and distributor of authentic movie replicas. Mr. Balousek holds a Bachelor of Arts degree in Journalism from Creighton University and a graduate degree from Northwestern University. Mr. Balousek is an independent director of the company.

Robert W. Wrubel

Robert W. Wrubel has served as a director since November 2001. Mr. Wrubel is currently the founder and Chairman of Whole Body, Jnc, a company that owns and manages a nationai chain of yoga and fitness studios that began operations in August 2002. From June 2001 to July 2002, Mr. Wrubel was an Entrepreneur-in-residence at Highland Capital Publishers, a venture capital firm, where he identified new venture investments and developed start-up ideas into viable business opportunities- Prior to that Mr. Wrubel was with Ask Jeeves, Inc. from May 1998 to May 2001, where he served as Chief Executive Officer, President and Vice President of Market Development. From 1993 to 1998, Mr. Wrubel served in various positions, including Chief Operating Officer and Vice President of Product Development for Knowledge Adventure, Inc., a leading educational software company. Prior to that, Mr. Wrubel worked as a managing editor of Financial World Magazine and was the founding publisher and editor of High Tech Tomorrow. Mr. Wrubel holds a Bachelor of Arts in History and Economics from Yale University- Mr. Wrubel is an independent director of the company
Eric Helgeland

Eric Helgeland has served as a director since November 2002. Mr. Helgeland currently serves as a project manager with Treasury Strategies, Inc., a position he has held since 2000, where he provides marketing, business development and M&A consulting services to a variety of public and private companies. From 1998 to 2000, Mr. Helgeland served as Vice President of Business Development for Fingerhut, managing and directing new customer acquisition efforts and M&A activities for the Federated Department Stores subsidiary. From 1995 to 1998, Mr. Helgeland served as President and CEO of Intersect, Inc. and later, Tactician Consulting, companies engaged in marketing and distribution planning and software development. Mr. Helgeland began his career in managerial positions with First Chicago, Household International and National Westminster Bank. Mr. Helgeland holds a Bachelor of Arts degree in Economics from Northwestern University. Mr. Helgeland is an independent director of the company.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL THE NOMINEES NAMED IN PROPOSAL 1.

BOARD OF DIRECTORS

The business of the Company is managed under the direction of the Board. The Company has determined that the Board shall be composed of four directors. Each director is elected for a period of one (1) year at the annual meeting of shareholders and serves until the next annual meeting or until his or her earlier retirement, resignation or removal and the election of their successors, if any. Proxies may not be voted for a greater number of persons than the number of nominees named. The Board has responsibility for establishing broad corporate policies and for the overall performance of the Company. It is not, however, involved in operating details on a day-to-day basis.

During the fiscal year ended December 31, 2004, the Board consisted of the following individuals: Timothy C. Choate, John B. Balousek, Robert W. Wrubel and Eric Helgeland.

In order for a shareholder to nominate one or more candidates for election as a director at an annual meeting of shareholders, the shareholder must give timely notice of the proposal to nominate such candidate(s) in writing to the Secretary of the Company not less than 90 days prior to the anniversary date of the prior year’s Annual Meeting of Shareholders. All other shareholder communications to the Company’s Board may be directed to the Company’s Investor Relations representative at the Company’s San Francisco offices who will then forward such communications to the Board as appropriate.

Meetings of the Board

The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between regularly scheduled meetings. The full Board met four (4) times during the Company’s fiscal year ended December 31, 2004, and additionally took action by unanimous written consent on one (1) occasion. No incumbent member attended fewer than 75% of the total number of meetings of the Board and of any Board committees of which he was a member during that fiscal year. While individual Board members are expected to attend regularly scheduled and special meetings of the Board of Directors, there is no requirement that individual Board members attend the Company’s Annual Meeting of Shareholders. Accordingly, Mr. Choate, acting in his capacity as the Company’s Chief Executive Officer, was the only Board member to participate in last year’s Annual Meeting of Shareholders.

Compensation of Directors

Directors of the Company do not receive cash compensation for their services as directors or members of committees of the Board, but are reimbursed for their reasonable expenses incurred in attending Board or Committee meetings.

The Company’s 1997 Stock Plan, as amended (the “Stock Plan”), permits the grant of options for the purchase of shares of our Common Stock to, among others, directors of the Company. In accordance with the Stock Plan, Mr. Choate was granted 20,000 shares in April 2004. In addition, directors Robert W. Wrubel, Jack Balousek, and Eric Helgeland each received a grant of 10,000 shares in April 2004.

Committees of the Board

Permanent committees of the Board in 2004 consisted of an Audit Committee, a Compensation Committee and, as of April 2004, a Nominating Committee.

Audit Committee

The Audit Committee, which was composed of Messrs. Balousek, Wrubel and Helgeland, met four (4) times during the fiscal year ended December 31, 2004. The Audit Committee assists the Board in executing its responsibilities pursuant to the Charter of the Audit Committee adopted by the Company in August 2000 and amended and restated in December 2004, which appears as an appendix to this proxy statement. The Audit Committee is responsible for, among other things, monitoring the integrity and adequacy of the Company’s financial information, control systems, and reporting practices and for recommending to the Board for ratification by the shareholders the Audit Committee’s selection of independent accountants for the Company.

Compensation Committee

The Compensation Committee is responsible for reviewing and recommending to the Board compensation for the Company’s key executives, including salaries and benefits. The Compensation Committee is also responsible for the administration of the Company’s stock option plans. The Compensation Committee, which is composed of Messrs. Balousek, Wrubel and Helgeland, all of whom are “independent directors” under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards and related SEC rules, meet two (2) times during the year ended December 31, 2004.

Nominating Committee

In April 2004, the Board created a Nominating Committee and adopted a written charter, which appears an appendix to this proxy statement. The Nominating Committee’s duty is to assist the Board by identifying and screening individuals qualified to become Board members, and to recommend to the Board qualified director nominees for consideration and appoint when vacancies occur on the Board, or nomination to stand for election at the next annual meeting of shareholders, as the case may be. The Nominating Committee is responsible for developing criteria for the selection of Board nominees, identifying suitable Board candidates for consideration by the Committee, vetting individual candidates in a multi-step review process, and recommending candidates to the full Board for appointment or nomination for election, as the case may be. The Chief Executive Officer and other Directors and executive officers may also recommend director candidates to the Nominating Committee as well as participate in the review process in such capacities as the Committee deems appropriate.

Currently, the Nominating Committee is composed of Messrs. Helgeland, Wrubel, and Balousek, all of whom are “independent” directors under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards and related SEC rules. The Nominating Committee did not meet in 2004.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is an officer or employee of the Company. No executive officer of the Company serves as a member of the Compensation Committee of any entity that has one or more executive officers serving as a member of the Company’s Board. In addition, no interlocking relationship exists between any member of the Company’s Board and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Report of Audit Committee

The Audit Committee is composed of three (3) non-employee members, each of whom is independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards and related SEC rules. All members of the audit committee are able to read and understand financial statements. Mr. Helgeland also qualifies as an audit committee financial expert, as defined by the SEC, and is financially sophisticated as required by the Nasdaq listing standards. The Company’s independent accountants, Moss Adams LLP, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management. The Audit Committee has discussed with Moss Adams certain matters required under Statement on Auditing Standard No. 61 and has received written disclosures and the letter required by Independent Standards Board Standard No. 1 from the outside auditors and has discussed with them their independence.

It is the policy of the Company that the Audit Committee pre-approves all services. The aggregate fees billed by Moss Adams for professional services rendered for the audit of the Company’s financial statements and other services were as follows:

	Fiscal Year Ended December 31, 2003	Fiscal Year Ended December 31, 2004
Audit Fees	$76,633	$132,351
Audit Related Fees	$3,563	$48,982
Tax Fees	$8,492	$17,713
All Other Fees	____	____

The Audit Committee has considered whether the services provided by Moss Adams are compatible with maintaining the independence of Moss Adams and has concluded that the independence of Moss Adams is maintained and is not compromised by the services provided.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the SEC.

AUDIT COMMITTEE OF BOARD OF DIRECTORS

John B. Balousek
Robert W. Wrubel
Eric Helgeland

Report on Executive Compensation

The Compensation Committee of the Board (the “Committee”) is responsible for recommending to the Board compensation for the Company’s executive officers and Board members, and for reviewing, modifying as it deems appropriate and approving compensation recommendations made by the Chief Executive Officer and Chief Financial Officer for the Company’s other officers and key employees. Our Compensation Committee has been delegated the authority by our Board to administer our equity incentive plans and our employee stock purchase plan.

In determining the base salary for a particular executive within the salary range for his or her position, the Committee initially takes into account the salary necessary to encourage the executive to join the Company in lieu of pursuing other employment opportunities. In later years, the Committee considers the amount budgeted for salary increases and the executive’s success in achieving the performance objectives established for such executive.

In November 2001, the Company revised its previously adopted stock option program whereby Company executives and employees were granted on option to purchase a number of the Company’s Common Stock within a predetermined range on the date of hire. The revisions to the predetermined range were made to accommodate a reduction in the total number of issued and outstanding shares of the Company’s Common Stock as a consequence of the Company’s successful issuer tender offer. In years following the employee’s hiring, the Committee considers individual and departmental performance objectives in granting additional options to individual employees. The option program is one element of a three-pronged compensation strategy developed by the Company to compensate its employees, including its senior executives. The remaining elements of this plan are base salary and, in fiscal years where the Company has achieved profitability, a bonus based on the Company’s and/or the individual employee’s performance. The Committee believes this compensation strategy closely aligns the interests of executives and other key employees to that of the Company and its shareholders, and also serves to attract and retain high quality employees. In an effort to preserve the Company’s cash resources, there were no cash bonuses awarded in either 2002 or 2003 and, except as noted below, salary increases, if any, were limited to cost of living only.

The compensation of the Chief Executive Officer is determined under the same policies and criteria as the compensation of the other executive officers, which criteria may include, but are not limited to, whether individual and departmental performance objectives have been met, the overall performance of the Company, the performance of the industry, generally, and how the compensation package of a specific manager compares to compensation paid to similarly situated executives in the regional technology industry. Mr. Choate received an $8,000 raise in base salary in 2004.

Under the Omnibus Budget Reconciliation Act of 1993, the federal income tax deduction for certain types of compensation paid to the Chief Executive Officer and four other most highly compensated executive officers of publicly held companies is limited to $1 million per officer per fiscal year unless such compensation meets certain requirements. The Committee is aware of this limitation and believes no compensation paid by the Company during 2005 will exceed the $1 million limitation.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

John B. Balousek
Robert W. Wrubel
Eric Helgeland

Code of Business Conduct and Ethics

In April 2004, the Company adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all directors, officers and employees of the Company. The Code meets the requirements of a “code of ethics” under applicable SEC guidelines. A copy of the Code may be found on the Company’s website located at www.aptimus.com.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Ownership Information

The following table sets forth certain information known to the Company with respect to the beneficial ownership of its Common Stock as of March 31, 2005, by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, (ii) each director of the Company, (iii) each of the Company’s four most highly compensated executive officers, and (iv) all directors and officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Directors, Named Executive Officers and 5% Shareholders(1)	Number of Shares Beneficially Owned(2)	% of Total Shares Owned(3)
Timothy C. Choate(4)	1,672,808	24.94%
John B. Balousek(5)	87,850	1.36%
Robert W. Wrubel(6)	132,600	2.05%
Eric Helgeland(7)	59,751	*
David H. Davis(8)	202,534	3.07%
John A. Wade(9)	175,856	2.68%
Lance Nelson(10)	129,489	1.99%
JLF Asset Management(11)	323,200	5.05%
Austin W. Marxe & David M. Greenhouse(12)	328,074	5.13%
All directors and executive officers as a group (7 persons)(13)	2,460,888	33.37%

*	Represents beneficial ownership of less than one percent (1%) of the Common Stock.

(1)	Unless otherwise indicated, the address of each beneficial owner is that of the Company.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common Stock subject to options currently exercisable, or exercisable within 60 days after March 31, 2005, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership for any other person.

(3)	Based upon an aggregate of 6,394,696 shares of the Company’s Common Stock issued and outstanding as of March 31, 2005.

(4)
Represents 1,057,306 shares held by Mr. Choate directly, 303,700 shares held by trusts established for Mr. Choate’s children, and 311,802 shares that Mr. Choate has a right to acquire pursuant to options exercisable within 60 days of March 31, 2005.

(5)	Represents 87,850 shares that Mr. Balousek has a right to acquire pursuant to options exercisable within 60 days of March 31, 2005.

(6)	Represents 50,000 shares held by Mr. Wrubel and 82,600 shares that Mr. Wrubel has a right to acquire pursuant to options exercisable within 60 days of March 31, 2005.

(7)	Represents 53,501 shares held by Mr. Helgeland directly and 6,250 shares that Mr. Helgeland has a right to acquire pursuant to options exercisable within 60 days of March 31, 2005.

(8)	Represents 6,934 shares held by Mr. Davis directly and 195,600 shares that Mr. Davis has a right to acquire pursuant to options exercisable within 60 days of March 31, 2005.

(9)	Represents 6,578 shares held by Mr. Wade directly and 169,278 shares that Mr. Wade has a right to acquire pursuant to options exercisable within 60 days of March 31, 2005.

(10)
Represents 1,587 shares held by Mr. Nelson directly, 1,007 shares held by Mr. Nelson’s spouse directly, 98,251 shares that Mr. Nelson has a right to acquire pursuant to options exercisable within 60 days of March 31, 2005 and 28,644 shares that Mr. Nelson’s spouse has the right to acquire pursuant to options exercisable within 60 days of March 31, 2005.

(11)	JLF Asset Management is a passive investor in the Company. Its address is: 12230 El Camino Real, San Diego California, 92130.

(12)
Messrs. Marx and Greenhouse are passive investors in the Company. They share sole voting and investment power over 51,834 shares of common stock owned by Special Situations Technology Fund, L.P. and 276,240 shares of common stock owned by Special Situations Technology Fund II, L.P. Their address is: 153 E. 53rd Street, 55th Floor, New York, NY 10022.

(13)
Represents 1,480,613 shares held by all the current directors and executive officers and 980,275 shares current directors and executive officers have a right to acquire pursuant to options exercisable within 60 days of March 31, 2005.

Securities Authorized for Issuance under Equity Compensation Plans [SEE S-K 201(d)]

The following table sets forth the number of securities issuable under our equity compensation plans and indicates whether or not the plan received shareholder approval:

Plan Category	A	B	C
	Number of securities to be issued upon exercise of options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A)
Equity compensation plans approved by security holders	1,375,718	$1.98	3,501,471*
Equity compensation plans not approved by security holders	0	—	0
Total	1,375,718	$1.98	3,501,471*

*Includes 1,954,458 shares of common stock subject to the 2000 Employee Stock Purchase Plan

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that the Company’s officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, file initial reports of ownership and reports of changes of ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

Based solely on its review of the copies of such reports received by the Company, and on written representations by the Company’s officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 2004 all of the Company’s officers and directors, and all of the persons known to the Company to own more than ten percent (10%) of the Common Stock, complied with all such reporting requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Transactions with Management and Others

The Company has entered into indemnification agreements with each of its directors and certain of its officers containing provisions that may require it, among other things, to indemnify its directors and such officers against liabilities that may arise by reason of their status or service as directors and such officers, other than liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

In addition, the Company has entered into Change in Control Agreements with certain of its officers that may require it to pay severance and accelerate vesting of any unvested option grants in the event the officer’s employment is terminated as a consequence of a change of control of the Company, which is defined as the sale of substantially all of the Company’s assets, the third-party acquisition of in excess of 50% of the Company’s voting securities, a reduction in force mandated as a prior condition to the sale or merger of the Company, or the voluntary or involuntary winding up and liquidation of the Company.

COMPENSATION AND BENEFITS

Executive Officer Compensation

The following table sets forth the compensation paid to the Company’s Chief Executive Officer and three most highly compensated executive officers for the years ended December 31, 2002, 2003 and 2004.

Summary Compensation Table

		Annual Compensation		Securities Underlying Long-Term Compensation
Name and Principal Position		Salary	Bonus	Options	Restricted Stock
Timothy C. Choate President and Chief Executive Officer	2004 2003 2002	$189,000 179,633 176,250	$22,455 0 0	20,000 89,117 200,000
John A. Wade Vice President, Finance and Chief Financial Officer	2004 2003 2002	$154,333 147,467 152,500	$18,336 0 0	14,000 47,033
David H. Davis Secretary and General Counsel	2004 2003 2002	$160,600 140,193 136,790	$19,081 0 0	14,000 45,717 12,500
Lance Nelson Vice President, Technology	2004	141,950	16,865	20,000

Option Grants in Last Fiscal Year

The following table sets forth certain information regarding stock option grants to the Company’s Chief Executive Officer and three most highly compensated executive officers during the year ended December 31, 2004. The potential realizable value is calculated based on the assumption that the Common Stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of its term. These numbers are calculated based on SEC requirements and do not reflect the Company’s projection or estimate of future stock price growth. Potential realizable values are computed by:

•	multiplying the number of shares of Common Stock subject to a given option by the exercise price;

•
assuming that the aggregate stock value derived from that calculation compounds at the annual five percent (5%) or ten percent (10%) rate shown in the table for the entire ten-year term of the option; and

•	subtracting from that result the aggregate option exercise price.

Option Grants in 2004

	Individual Grants
Name	Number Of Securities Underlying Options Granted	% Of Total Options Granted To Employees In Fiscal Year	Exercise Price (Per Share)	Expiration Date	Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation For Option Term
		(1)			5%	10%
Timothy C. Choate	20,000(2)	11.5%	$10.00(3)	04/20/2014	125,779	318,748
David H. Davis	14,000(2)	8.0%	$10.00(3)	04/20/2014	88,045	223,124
John A. Wade	14,000(2)	8.0%	$10.00(3)	04/20/2014	88,045	223,124
Lance Nelson	20,000(4)	11.5%	$6.90(5)	4/20/2014	86,787	219,936

(1)	During 2004, options to purchase stock and grants of restricted stock collectively totaling 174,000 shares were issued to employees.

(2)	Represents options vesting according to the following schedule: quarterly over two years.

(3)	The exercise price per share was a 45% premium to the fair market value of the Common Stock on the date of grant as reported by the Nasdaq OTCBB.

(4)	Represents options vesting according to the following schedule: 4 year term: 6.25% per quarter.

(5)	The exercise price per share was equal to the fair market value of the Common Stock on the date of grant as reported by the Nasdaq OTCBB.

Option Exercises and Fiscal Year-End Values

The following table sets forth for the Company’s Chief Executive Officer and three most highly compensated executive officers the number of shares acquired upon exercise of stock options during the year ended December 31, 2004 and the number of shares subject to exercisable and unexercisable stock options held at December 31, 2004.

Aggregated Option Exercises in 2004
and Year-End Option Values
			Number Of Securities Underlying Unexercised Options At December 31, 2004		Value Of Unexercised In-The-Money Options At December 31, 2004(1)
Name	Shares Acquired On Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Timothy C. Choate	—	—	277,667	33,450	7,430,309	787,337
David H Davis	15,050	313,734	184,614	27,553	4,677,011	662,655
John A. Wade	67,450	$1,129,337	164,168	23,415	4,237,697	551,136
Lance Nelson	4,132	$66,136	86,251	43,894	2,305,417	1,078,800

(1)	The value of unexercised in-the-money options at December 31, 2004 is based on $27.45 per share, the closing price of the Common Stock at such time, less the exercise price per share.

Executive Officers and Key Employees of the Company

The following table sets forth certain information, as of March 14, 2004, regarding the executive officers and key employees of the Company:

Name	Age	Position

Timothy C. Choate	39	Chairman, Chief Executive Officer, President and a Director
David H. Davis	46	General Counsel and Secretary
John A. Wade	42	Chief Financial Officer
Lance Nelson	36	Vice President, Technology

Timothy C. Choate

See biography under “Board of Directors” above.

John Wade

John A. Wade has been Chief Financial Officer since May 1998. Prior to joining Aptimus, Mr. Wade served as the CFO and COO for Buzz Oates Enterprises, a real estate development company, from November 1992 to May 1998. Prior to November 1992, Mr. Wade also worked as the Controller for A&A Properties, Inc., an asset management corporation and as an auditor and taxation specialist at McGladrey and Pullen, an international accounting firm. Mr. Wade serves as a Director for ITEX, a barter exchange company. Mr. Wade holds a Bachelor of Science degree in business administration with a concentration in accounting from the San Diego State University School of Business.

Dave Davis

David H. Davis has served as General Counsel and Corporate Secretary since January 2000. Prior to January 2000, Mr. Davis served as General Counsel and Corporate Secretary for Ride, Inc., a designer, manufacturer and marketer of recreational equipment and accessories, from August 1996 to December 1999 and for Egghead, Inc., a reseller of computer hardware, software and peripherals, from September 1994 to August 1996. Prior to September 1994, Mr. Davis worked as an attorney for the Seattle-based law firms of Lane Powell and Stanislaw Ashbaugh. Mr. Davis holds a Bachelor of Arts degree in history from Whitman College and a Juris Doctor degree from the University of Oregon School of Law.

Lance Nelson

Lance Nelson joined Aptimus in 2001. With over 15 years experience in designing and implementing large-scale enterprise software systems, Mr. Nelson is a strong hands-on technologist and team leader. With a formal education in Economics from the University of Washington and a seasoned technical background, Mr. Nelson provides solutions that accommodate both business and engineering objectives. Prior to Aptimus, Mr. Nelson was a founding member of ImproveMyBusiness.com, Inc., a Seattle-based technology solutions provider for the business-to-business community, where he served as VP of Technology from 1999 to 2001. From 1996 to 1999, Mr. Nelson held various technical and management positions at Connext, Inc., a utilities industry services provider, where he built real-time outage management, plat design, and other 24x7x365 mission critical computer systems for the energy industry. Mr. Nelson holds patent no. 6,259,972 and another pending patent application.

The executive officers serve at the discretion of the Board. None of the Company’s directors or executive officers is party to any arrangement or understanding with any other person pursuant to which said individual was elected as a director or officer of the Company. There are no family relationships among any of the directors and executive officers of the Company.

Performance Graph

The following chart presents a comparison of the cumulative total return to shareholders since the date of the Company's initial public offering (September 27, 1999) of the Company’s Common Stock, the Nasdaq Composite Index, Amex Interactive Week Internet Index and the Philadelphia TheStreet.com Internet Index. The graph assumes an initial investment of $100 and reinvestment of all dividends, if any. The stock performance shown on the graph below is not necessarily indicative of future price performance.

	September 27, 1999	December 31, 1999	December 31, 2000	December 31, 2001	December 31, 2002	December 31, 2003	December 31, 2004
Aptimus, Inc. Common Stock	$100.00	$400.00	$6.25	$18.75	$5.33	$35.42	$228.75
Nasdaq Composite Index	$100.00	$147.35	$89.46	$70.62	$48.36	$72.54	$78.77
Amex Interactive Week Internet Index	$100.00	$180.78	$88.16	$46.01	$26.17	$45.30	$54.78
Philadelphia TheStreet.com Internet Index	$100.00	$182.87	$47.62	$30.56	$13.57	$24.25	$33.00

PROPOSAL 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Company has selected Moss Adams LLP as its independent accountants for the fiscal year ending December 31, 2005. Representatives of Moss Adams LLP are expected to be present at the annual meeting and have the opportunity to make a statement if they so desire and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF MOSS ADAMS LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

OTHER BUSINESS

The Board does not intend to bring any other business before the meeting and, so far as is known to the Board, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting of Shareholders. If any other business is properly presented at the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY AND THAT YOUR SHARES ARE REPRESENTED. SHAREHOLDERS ARE URGED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS Timothy C. Choate Chairman, President and Chief Executive Officer

April 27, 2005
San Francisco, California

APPENDIX 1

AMENDED AND RETATED CHARTER
OF THE
APTIMUS, INC. AUDIT COMMITTEE

This Amended and Restated Charter governs the operations of the Audit Committee (“Committee”) of the Board of Directors (“Board”) of Aptimus, Inc. (“Company”)

Purpose

The Committee shall assist the Board in overseeing the Company’s accounting and financial reporting process, the systems of internal accounting and financial controls, disclosure controls and procedures and the annual independent audit of the Company’s consolidated financial statements.
It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor, for which the independent auditor is ultimately accountable to the Board of Directors through the Committee.

Membership

The Committee shall consist of at least three directors. The Chairperson and members of the Committee will each be appointed by the Board of Directors. The members of the Audit Committee shall meet the independence and experience requirements of The NASDAQ Stock Market and the United States Securities and Exchange Commission, as each of those requirements may be amended from time to time.

Meetings of the Committee

The Committee will meet prior to each quarterly earnings release, or more frequently as circumstances dictate. A majority of the members of the Committee will constitute a quorum for the transaction of business. Committee meetings may be held telephonically. Written minutes shall be prepared by the Committee for all meetings.

Responsibilities

Policies and procedures of the Committee should remain flexible in order to best react to changing conditions and circumstances.
The Audit Committee shall:

•
Provide advice to the Board of Directors in evaluating and selecting or replacing the independent auditor, which shall be appointed by the Board of Directors Appoint and determine funding for the independent auditor (subject to shareholder ratification of the selection, if such ratification is required or sought),oversee the work of the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

•	Evaluate the qualifications, performance and independence of the independent auditor on an ongoing basis, but no less frequently than annually.

•
Establish policies and procedures for, and, as appropriate, approve the engagement of, the independent auditor for any non-audit service (to the extent such service is not prohibited by Section 10A(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the fee for any such service, and consider whether the independent auditor’s performance of any non-audit service is compatible with its independence.

•	Meet with the independent auditor prior to the annual audit to review the planning, staffing and scope of the audit and its audit procedures.

•
Review and discuss with management and the independent auditor the Company’s annual audited and quarterly consolidated financial statements, including major issues regarding accounting and auditing principles and practices; the adequacy of disclosure and internal controls that could significantly affect the Company’s consolidated financial statements; and the significant financial reporting issues and judgments made in connection with the preparation of the Company’s consolidated financial statements. Review the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These reviews shall occur prior to the filing or release of such reports and consolidated financial statements and shall include review of management’s assessment of the Company’s internal controls.

•
Recommend to the Board whether, based on the review and discussions described in the immediately preceding paragraph, the annual audited consolidated financial statements should be included in the Annual Report on Form 10-K.

•
Review with the independent auditor the results of the annual audit examination, including any accompanying management letters and management’s response, and any significant problems or difficulties encountered in the course of the audit work and management’s response, including any restrictions on the scope of activities or access to required information, any significant changes required in the planned scope of the audit, and any significant disagreements with management. Resolve any disagreements between management and the independent auditor regarding financial reporting.

•
Review with management and the independent auditor the Company’s quarterly earnings press release after the independent auditor has completed its quarterly Statement on Auditing Standards (“SAS”) 71 review or annual audit procedures. Also, generally discuss the types of information to be disclosed and the type of presentation to be made with respect to earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies.

•	Review major changes to the Company’s accounting principles and practices as suggested by the independent auditor and management.

•
Review the independent auditor’s annual communication regarding their independence as required by Independence Standards Board Standard No. 1, discuss such reports with the independent auditor, and take any additional action required to ensure the independence of the auditor.

•	Discuss with the independent auditor the matters required to be discussed by SAS 61, as amended by SAS 90, relating to the conduct of the annual audit.

•	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

•
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•
Oversee the Company’s code of ethics for the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as contemplated by rules promulgated under the Exchange Act.

•
Review annually, or more frequently as appropriate, with the Company’s General Counsel legal matters that may have a material impact on the Company’s consolidated financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

•
Meet periodically with the independent auditor, management and the principal accounting officer, controller or persons performing similar functions in separate executive sessions to discuss any matters that the Committee or these groups believe should be privately discussed with the Audit Committee.

•	Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board of Directors for approval.

•
Report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including sole authority to:

•	recommend to the Board of Directors matters pertaining to the retention and termination of the independent auditor, which will be accountable to the Board of Directors and report to the Committee;

•	review and approve any non-audit relationship with the independent auditor, other than any relationship to provide services prohibited by Section 10A(g) of the Exchange Act, as amended; and

•	review and approve all annual and special audit engagement fees and terms.

In addition, the Committee will have authority to:

•	conduct or authorize investigations into any matters within its scope of responsibilities;

•	engage outside auditors for special audits, reviews and other procedures;

•	retain special counsel and other experts and consultants to advise the Committee;

•	approve the fees and other retention terms for such parties; and

•	approve ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall have full access to all books, records, facilities, and personnel of the Company and may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Indemnification

The Audit Committee members will be indemnified by the Company to the maximum extent provided under Washington law.

Adoption of Charter

This Amended and Restated Charter was adopted by the Company’s Board of Directors on December 22, 2004.

APPENDIX 2

NOMINATING COMMITTEE CHARTER

Purpose

The Nominating Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Aptimus, Inc. (the "Company") (1) to assist the Board, on an annual basis, by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to assist the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancy; and (3) to recommend to the Board, on an annual basis, director nominees for each Board committee.

Committee Membership

The Committee shall consist of no fewer than three (3) members, each of whom shall be a director of the Company. Each member of the Committee shall meet the standards of the SEC and the NASDAQ Marketplace Rules, as amended, relating to director independence as well as all other applicable legal, regulatory and exchange-related requirements (together “Independence Standards”). Members shall be appointed and removed by the Board. A majority of the members of the Committee shall constitute a quorum.

Committee Authority and Responsibilities

•
The Committee shall have the responsibility to develop and recommend criteria for the selection of new directors to the Board, including, but not limited to age, skills, experience, time availability in the context of the needs of the Board and the Company, business relationships and such other criteria as the Committee shall determine to be relevant at the time. The Committee shall have the power to apply such criteria in connection with the identification of individuals to be Board members, as well as to apply the standards for independence imposed by the Independence Standards in connection with such identification process.

•
When vacancies occur or otherwise at the direction of the Board, the Committee shall actively seek individuals whom the Committee determines meet such criteria and standards for recommendation to the Board.

•
The Committee shall have the authority to retain and terminate any search firm to be used to identify director candidates and shall have, following consultation with the Company’s CFO and General Counsel, authority to approve the search firm's fees and other retention terms at the Company's expense.

•
The Committee shall oversee an annual evaluation of the Board and management. In connection with the annual evaluation of the Board, the Committee shall receive comments from all directors and report annually to the Board with an assessment of the Board's performance. The assessment of the Board's performance will be discussed with the Board at the last Board meeting of each calendar year.

•
The Committee shall recommend to the Board, on an annual basis, nominees for election as directors for the next annual meeting of shareholders. The Committee shall also recommend to the Board, on an as needed basis, nominees for appointment to a vacancy on the Board.

•	The Committee shall recommend to the Board the nominees for appointment to Committees of the Board on at least an annual basis.

•	The Committee may form and delegate authority to subcommittees or individual Committee members when appropriate.

•	The Committee shall make such reports to the Board on such matters as and when the Committee deems appropriate or upon request by the Board.

•	The Committee shall annually review its own performance.

•
The Committee, and each member of the Committee in his or her capacities as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the Company, whom such member believes to be reliable and competent in the matters presented, (ii) legal counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such individuals.

Minutes of each meeting will be compiled by the Company's Corporate Secretary who shall act as Secretary to the Committee, or in the absence of the Corporate Secretary, by any other person designated by the Committee.

APTIMUS, INC.
100 Spear Street, Suite 1115
San Francisco, CA 94105

ANNUAL MEETING OF SHAREHOLDERS

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Timothy C. Choate and David H. Davis as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Aptimus, Inc. held of record by the undersigned at the close of business on April 22, 2005 at the Annual Meeting of Shareholders to be held on Wednesday, June 8, 2005, or any adjournment or postponement thereof.

Please mark your votes ☒ as indicated.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

1.	Election of Directors:

FOR Timothy C. Choate		☐
WITHHOLD AUTHORITY to vote for Timothy C. Choate		☐

FOR John B. Balousek		☐
WITHHOLD AUTHORITY to vote for John B. Balousek		☐

FOR Robert W. Wrubel		☐
WITHHOLD AUTHORITY to vote for Robert W. Wrubel		☐

FOR Eric Helgeland		☐
WITHHOLD AUTHORITY to vote for Eric Helgeland		☐

FOR the nominee listed below:		☐

FOR the nominee listed below:		☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of the company’s selection of Moss Adams LLP as the Company’s independent accountants.	☐	☐	☐

3.	In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 27, 2005.

(Signature)	(Date)

(Signature, if jointly held)

(Printed name(s))

(Representative capacity, if applicable)

Please sign exactly as the name(s) appears on the stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.